                                    Exhibit 1

                             JOINT FILING STATEMENT
                        PURSUANT TO RULE 13d-1(k)(1)(iii)


            The undersigned acknowledge and agree that the foregoing amended and restated Statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated:  March 11, 1999

                                        /s/ Arie Genger
                                        ------------------------------------
                                        Arie Genger


                                        TPR INVESTMENT ASSOCIATES, INC.


                                        By: /s/ Arie Genger
                                        ------------------------------------
                                                Arie Genger,
                                                President


                                        TRANS-RESOURCES, INC.


                                        By: /s/ Arie Genger
                                        ------------------------------------
                                                Arie Genger,
                                                Chairman of the Board

                                        HAIFA CHEMICALS HOLDINGS LTD.*


                                        By: /s/ Arie Genger
                                        ------------------------------------
                                                 Arie Genger


                                        /s/ Thomas G. Hardy
                                        ------------------------------------
                                                 Thomas G. Hardy

--------
* pursuant to power of attorney



                                 Page 19 of 27